                                                                    EXHIBIT 10.1

                                                     Date of Lease March 5, 2001
                                                                 ---------------
                                              Date of Termination April 30, 2006
                                                               -----------------


                                  INDUSTRIAL
                              LEASE AGREEMENT OF

                           Kirkland Commerce Center
                           ------------------------

                                      TO

                              Universal Ice Blast
                              -------------------

                               TABLE OF CONTENTS


                                                                                                                  Page
                                                                                                                  ----
1.   Parties......................................................................................................   3
     -------
2.   Premises.....................................................................................................   3
     --------
3.   Term.........................................................................................................   3
     ----
   3.1    Term....................................................................................................   3
          ----
   3.2    Delay in Commencement...................................................................................   3
          ---------------------
   3.3    Early Possession........................................................................................   3
          ----------------
   3.4    Delivery of Possession..................................................................................   3
          ----------------------
4.   Rent.........................................................................................................   3
     ----
5.   Security Deposit.............................................................................................   4
     ----------------
6.   Use..........................................................................................................   4
     ---
   6.1    Use.....................................................................................................   4
          ---
   6.2    Compliance With Law.....................................................................................   4
          -------------------
   6.3    Condition of Premises...................................................................................   4
          ---------------------
   6.4    Insurance Cancellation..................................................................................   4
          ----------------------
   6.5    Landlord's Rules and Regulations........................................................................   4
          --------------------------------
7.   Maintenance, Repairs and Alterations.........................................................................   4
     ------------------------------------
   7.1    Landlord's Obligations..................................................................................   4
          ----------------------
   7.2    Tenant's Obligations....................................................................................   4
          --------------------
   7.3    Surrender...............................................................................................   5
          ---------
   7.4    Landlord's Rights.......................................................................................   5
          -----------------
   7.5    Alterations and Additions...............................................................................   5
          -------------------------
8.   Insurance Indemnity..........................................................................................   5
     -------------------
   8.1    Insuring Party..........................................................................................   5
          --------------
   8.2    Liability Insurance.....................................................................................   5
          -------------------
   8.3    Property Insurance......................................................................................   6
          ------------------
   8.4    Insurance Policies......................................................................................   6
          ------------------
   8.5    Waiver of Subrogation...................................................................................   6
          ---------------------
   8.6    Indemnity and Hold Harmless.............................................................................   6
          ---------------------------
   8.7    Exemption of Landlord From Liability....................................................................   7
          ------------------------------------
   8.8    Landlord To Be Additional Insured; Priority of Insurance................................................   7
          --------------------------------------------------------
9.   Damage or Destruction........................................................................................   7
     ---------------------
   9.1    Partial Damages - Insured...............................................................................   7
          -------------------------
   9.2    Damage - Uninsured......................................................................................   7
          ------------------
   9.3    Substantial Damage to Other Portions of Building, Shopping Center or Complex............................   7
          ----------------------------------------------------------------------------
   9.4    Abatement of Rent.......................................................................................   7
          -----------------
10.  Real Property Taxes..........................................................................................   8
     -------------------
   10.1   Payment of Real Property Taxes..........................................................................   8
          ------------------------------
   10.2   Definition of...........................................................................................   8
          -------------

   10.3   Personal Property Taxes................................................................................   8
          -----------------------
11.     Common Areas and Unsegregated Expenses...................................................................   8
        --------------------------------------
   11.1   Definitions............................................................................................   8
          -----------
   11.3   Tenant's Rights and Obligations........................................................................   9
          -------------------------------
   11.4   Construction...........................................................................................   9
          ------------
12.     Adjustments to Rent......................................................................................   9
        -------------------
13.     Utilities................................................................................................  10
        ---------
14.     Assignment and Subletting................................................................................  10
        -------------------------
   14.1   Landlord's Consent Required............................................................................  10
          ---------------------------
   14.2   No Release of Tenant...................................................................................  10
          --------------------
   14.3   Assignment Fee.........................................................................................  11
          --------------
   14.4   Assignment by Landlord.................................................................................  11
          ----------------------
15.     Restrictions on Tenant; Hazardous Substances.............................................................  11
        --------------------------------------------
16.     Compliance With ADA......................................................................................  11
        -------------------
17.     Default; Remedies........................................................................................  11
        -----------------
   17.1   Default................................................................................................  11
          -------
   17.2   Remedies...............................................................................................  12
          --------
   17.3   Late Charges...........................................................................................  13
          ------------
   17.4   Default by Landlord....................................................................................  13
          -------------------
   17.5   Cure by Landlord.......................................................................................  13
          ----------------
18.     Condemnation.............................................................................................  13
        ------------
19.     General Provisions.......................................................................................  13
        ------------------
   19.1   Estoppel Certificate...................................................................................  13
          --------------------
   19.2   Landlord; Transfer of Landlord's Interest..............................................................  14
          -----------------------------------------
   19.3   Severability...........................................................................................  14
          ------------
   19.4   Interest on Past Due Obligations.......................................................................  14
          --------------------------------
   19.5   Time of Essence........................................................................................  14
          ---------------
   19.6   Captions; Exhibits; Attachments; Terms.................................................................  14
          --------------------------------------
   19.7   Incorporation of Prior Agreement; Amendments...........................................................  14
          --------------------------------------------
   19.8   Waivers................................................................................................  14
          -------
   19.9   Recording..............................................................................................  14
          ---------
   19.10     Holding Over........................................................................................  15
             ------------
   19.11     Cumulative Remedies.................................................................................  15
             -------------------
   19.12     Covenants and Conditions............................................................................  15
             ------------------------
   19.13     Binding Effect; Choice of Law.......................................................................  15
             -----------------------------
   19.14     Subordination.......................................................................................  15
             -------------
   19.15     Costs of Suit.......................................................................................  15
             -------------
   19.16     Hold Harmless.......................................................................................  15
             -------------
   19.17     Landlord's Access...................................................................................  15
             -----------------
   19.18     Signs and Auctions..................................................................................  15
             ------------------
   19.19     Merger..............................................................................................  16
             ------
   19.20     Corporate Authority.................................................................................  16
             -------------------
   19.21     Landlord's Liability................................................................................  16
             --------------------
   19.22     Financing...........................................................................................  16
             ---------
   19.23     Prorations..........................................................................................  16
             ----------
20.     Performance Bond.........................................................................................  16
        ----------------
21.     Notices..................................................................................................  16
        -------
   21.1   To Landlord............................................................................................  16
          -----------
   21.2   To Tenant..............................................................................................  16
          ---------
22.     Special Paragraphs.......................................................................................  17
        ------------------
23.     Acknowledgment...........................................................................................  17
        --------------

                                LEASE AGREEMENT

     1.  Parties.  This Lease dated March 5, 2001 is made by and between
         -------                    -------    --
Kirkland Commerce Center Associates, a Washington Tenancy in Common, (herein
-------------------------------------------------------------------
called "Landlord"), and Universal Ice Blast, a Nevada Corporation (herein called
                        -----------------------------------------
"Tenant").

     2.  Premises.  Landlord hereby leases to Tenant and Tenant leases from
         --------
Landlord for the term, at the rental, and upon all of the conditions set forth herein, those certain premises (the "Premises") legally described in Exhibit "A" attached hereto, located in the City of Kirkland, County of King, State of
                                        --------            ----
Washington, commonly known as 533 - 6th Street South.  A map showing the
                              ----------------------
Premises is attached hereto as Exhibit "B" and by this reference made a part hereof. The Tenant's Premises consists of approximately 4,871 square feet. The
                                                         -----
entire center consists of approximately 59,531 square feet. The rent and other
                                        ------
payments payable herein is not subject to change due to any variance in Tenant's square footage.

     3.  Term.
         ----

         3.1  Term.  The term of this Lease shall be for 5 (five) years,
              ----                                       --------------
commencing May 1, 2001 and ending April 30, 2006, unless sooner terminated
           ------------           --------------
pursuant to any provision hereof.

         3.2  Delay in Commencement.  Notwithstanding the commencement date, if
              ---------------------
for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises within ninety (90) days from the commencement date, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease. If either party cancels this Lease as provided in this Paragraph 3.2, Landlord shall return any money previously deposited by Tenant and the parties shall be discharged from all obligations hereunder. In no event, however, shall Tenant have the right to cancel this Lease because of any delay in delivering possession of the Premises as the result of (i) any act of God or the elements, (ii) shortage or unavailability of necessary materials, supplies, or labor, (iii) shortage of or interruption of transportation facilities, or (iv) any other cause beyond Landlord's reasonable control.

         3.3  Early Possession.  In the event that Landlord shall permit Tenant
              ----------------
to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all of the provisions of this Lease. Said early possession shall not advance the termination date of this Lease.

         3.4  Delivery of Possession.  Tenant shall be deemed to have taken
              ----------------------
possession of the Premises when Landlord delivers possession of the Premises to Tenant or, if the Landlord is required to complete improvements under this lease, on the date the Landlord's architect or contractor has certified that the Landlord's construction work, if any, has been completed and the Premises are ready for occupancy.

     4.  Rent.
         ----

     May 1, 2001 - Jun 15, 2001: $----0.00- per month plus adjustments as provided herein.
     Jun 16, 2001 - April 30, 2002: $4,280.00 per month plus adjustments as provided herein.
     May 1, 2002 - April 30, 2003: $4,451.00 per month plus adjustments as provided herein.
     May 1, 2003 - April 30, 2004: $4,629.00 per month plus adjustments as provided herein.
     May 1, 2004 - April 30, 2005: $4,814.00 per month plus adjustments as provided herein.
     May 1, 2005 - April 30, 2006: $5,007.00 per month plus adjustments as provided herein.


         4.1  Rental.  Tenant shall pay to Landlord as rent for the Premises the
              ------
sum of -see above- Dollars ($--), in advance, on the first day of each month of
        ----------         -----
the term hereof. Tenant shall pay Landlord, concurrently with the execution of this Lease, the sum of Two Thousand One Hundred Forty and NO/100 Dollars
                       -----------------------------------------
($2,140.00) as rent for June 2001 and $974.00 as payment for the first month of
-----------             ---------     -------
adjustments provided in Paragraph 12(e). Rent for any period during the term hereof which is for less than one (1) month shall be a pro rata portion of the monthly installment. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America, to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

     5.   Security Deposit. Concurrently with the execution of this Lease,
          ----------------
Tenant shall deposit with Landlord the sum of Five Thousand and Seven and
                                              ---------------------------
NO/100 Dollars ($5,007.00) as security for Tenant's faithful performance of
               -----------
Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may (but is not required to) use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount stated above, and Tenant's failure to do so shall be a breach of this Lease, and Landlord may at its option terminate this Lease. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit or so much thereof as has not been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within fifteen (15) days after the expiration of the term hereof, or the date on which Tenant vacates the Premises, whichever is later. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest, whereupon Tenant releases Landlord from all liability for the return of such deposit or the accounting therefor.

     6.   Use.
          ---

          6.1  Use.  The Premises shall be used and occupied only for
               ---
manufacturing equipment and administration and for no other purpose without
------------------------------------------
prior written consent of Landlord, which consent may be withheld or conditioned as Landlord may deem appropriate within the exercise of its sole discretion.

          6.2  Compliance With Law.  Tenant shall, at Tenant's expense, comply
               -------------------
promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term or any part of the term hereof applicable to or regulating the use of the Premises. Tenant shall not use or permit the use of the Premises in any manner which will tend to create waste or a nuisance, or which will tend to disturb or interfere with the rights of other tenants or occupants of any building of which the Premises may be a part, or which will be unlawful or otherwise objectionable.

          6.3  Condition of Premises.  Tenant hereby accepts the Premises in
               ---------------------
their condition existing as of the date of the possession hereunder, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

          6.4  Insurance Cancellation.  Notwithstanding the provisions of
               ----------------------
Paragraph 6.1 hereinabove, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, and if Tenant's use of the Premises causes an increase in said insurance rates, Tenant shall pay any such increase.

          6.5  Landlord's Rules and Regulations.  Tenant shall faithfully
               --------------------------------
observe and comply with the rules and regulations attached hereto as Exhibit C
                                                  ----------------------------
and those that Landlord shall from time to time promulgate.  Landlord reserves
---------
the right from time to time to make reasonable modifications to said rules and regulations. The additions and modifications to such rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants.

     7.   Maintenance, Repairs and Alterations.
          ------------------------------------

          7.1  Landlord's Obligations.  Subject to the provisions of Paragraphs
               ----------------------
9 and 12, and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord, at Landlord's expense, shall repair the structural parts of the building in which the Premises are located, which structural parts include only the foundations, bearing and exterior walls (excluding glass and doors). The exterior roof (excluding skylights) of the Premises shall be maintained and repaired as provided in paragraph 11 with the costs allocated to tenant as provided in paragraph 12. Landlord shall not be required to maintain the interior surface of exterior walls, windows, doors or plate glass, which are a part of the Premises. Landlord shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

          7.2  Tenant's Obligations.  Subject to the provisions of Paragraph 7.1
               --------------------
and Paragraph 9, Tenant, at

Tenant's expense, shall keep the Premises in good order, condition and repair, regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Tenant. The Premises for which Tenant is responsible hereunder shall include, but shall not be limited to, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment serving the Premises, fixtures, interior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises and all sidewalks, landscaping, driveways, parking lots, fences and signs located in the areas which are adjacent to and included with the Premises. Tenant shall also pay to Landlord, Tenant's share of the expenses and charges incurred by Landlord in painting, cleaning, maintaining and repairing the land and improvements in which the Premises are located, as provided in Paragraph 12, below. If box is checked Landlord shall administer the maintenance and repair of the heating, air conditioning, and ventilation system, the costs of which shall be paid by the tenant as provided in paragraph 12 below.

          7.3  Surrender.  On the last day of the term hereof, or on any sooner
               ---------
termination, Tenant shall surrender the Premises to Landlord in the same condition as received, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, furnishings and equipment pursuant to Paragraph 7.5, which repair shall include, but shall not be limited to, the patching and filling of holes, painting the walls, repairing the floor, and repair of structural damage, where required by the Landlord to the Landlord's reasonable satisfaction.

          7.4  Landlord's Rights.  If Tenant fails to perform Tenant's
               -----------------
obligations under this Paragraph 7, Landlord may, at its option (but shall not be required to), enter upon the Premises, after ten (10) days prior written notice to Tenant or with no prior written notice if an emergency, and put the same in good order, condition and repair, and the cost thereof shall become due and payable as additional rent to Landlord together with Tenant's next rental installment. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

          7.5  Alterations and Additions.
               -------------------------

               (a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, or additions in, on, or about the Premises, except for nonstructural alterations not exceeding Three Hundred and NO/100
                                                   -------------------------
Dollars ($300.00) in cost.  As a condition to giving such consent Landlord may
         -------
require that Tenant remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to their prior condition.

               (b) Before commencing any work relating to alterations, additions and improvements affecting the Premises (none of which are required or requested by Landlord, nor any obligation of Tenant under this Lease), Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanics' liens, materialmen's liens, or any other liens. In any event, Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant or for use in the Premises. Tenant shall not permit any mechanics' or materialmen's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant.

               (c) Unless Landlord requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(c), Tenant's machinery, equipment and trade fixtures, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Paragraph 7.3.

     8.   Insurance Indemnity.
          -------------------

          8.1  Insuring Party. As used in this Paragraph 8, the term "Insuring
               --------------
Party" shall mean the party who has the obligation to obtain the insurance required hereunder. The Insuring Party in this case shall be the Landlord. If
                                                                 --------
the Insuring Party is Landlord, Tenant shall, as additional rent for the Premises, pay the cost of all insurance obtained by Landlord, as provided in Paragraph 12, below.

          8.2  Liability Insurance.  Tenant shall, at Tenant's expense, obtain
               -------------------
and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against all liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. If alcohol is to be consumed on the Premises that insurance shall include coverage for any liability arising out of the sale or consumption of beer, wine or liquor on the Premises. Such insurance shall be in an amount of not less than One Million Dollars ($1,000,000) combined single limit coverage per occurrence to injury to persons (including death) and/or property damage including loss of use. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. In the event that the Premises constitute a part of a larger building, shopping center or complex, said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

          8.3  Property Insurance.  The Insuring Party shall obtain and keep in
               ------------------
force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, sprinkler leakage, special extended perils (all risk), (earthquakes and flood, if deemed necessary by Landlord) and volcano. In addition thereto, Insuring Party shall maintain rent loss insurance in favor of Landlord insuring Landlord against any loss of rental from damage or destruction of the premises for a period of at least six (6) months from the date of such damage or destruction. Said insurance shall provide for payment for loss thereunder to Landlord or to the holder of a first mortgage or deed of trust on the Premises. Such insurance shall be for the sole benefit of the Landlord and under its sole control. If the Insuring Party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

     Notwithstanding the terms of any insurance policy, "full replacement value" shall include, but not by way of limitation, all costs that must be incurred to repair or replace (i) the foundation of any improvements, (ii) other improvements below grade level, (iii) retaining walls, (iv) the surfaces of the Premises including paving, sidewalks and landscaping; and all costs that must be incurred to comply with any then existing (at the time of the repair or rebuilding) governmental ordinances, laws or regulations (including environmental laws and regulations) relating to the construction, use or repair of any property; and all costs that must be incurred if any property is required to be torn down; and all costs of excavation, grading, backfilling or filling.

          8.4  Insurance Policies.  Insurance required hereunder shall be in
               ------------------
companies rated A-VII or better by A.M. Best Company under its rating system in effect in 1993; or, if that rating system is modified, then such insurance company shall have at least an equivalent rating under such modified rating system. The Insuring Party shall deliver prior to possession, to the other party, copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord. If Tenant is the Insuring Party, Tenant shall, within thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals thereof, or Landlord may order such insurance and share the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. Tenant shall forthwith, upon Landlord's demand, reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Landlord as required by this Lease. Notwithstanding any other provisions of this Paragraph 8, Landlord shall have the privilege of requiring any policy of insurance to be modified to include the coverage contemplated by this Paragraph 8 or to include coverage usually found in such a policy to protect completely an owner of property leasing to a commercial tenant.

          8.5  Waiver of Subrogation.  Tenant and Landlord each waive any and
               ---------------------
all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          8.6  Indemnity and Hold Harmless.  Tenant shall indemnify, defend and
               ---------------------------
hold Landlord harmless from any and all claims and liability arising from Tenant's use or occupancy of the Premises or from the conduct of its business or from any activity, work or things which may be permitted or suffered by Tenant in or about the Premises, other than claims and liability arising from Landlord's sole negligence, and shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provisions of this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees and from any and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or action or proceeding brought thereon. In the event any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where such damage or injury arises out of Landlord's sole negligence.

          8.7  Exemption of Landlord From Liability.  Tenant hereby agrees that
               ------------------------------------
Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or from damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises, nor, unless through its sole negligence, shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents, contractors and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Landlord or Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

          8.8  Landlord To Be Additional Insured; Priority of Insurance.
               --------------------------------------------------------
Landlord shall be named as an additional insured on all Tenant's insurance policies referred to in this Paragraph 8. In the event a policy of insurance procured by Tenant and a policy procured by Landlord provide coverage for the same loss, Landlord's policy shall be considered secondary and as providing excess coverage to the limits of Tenant's policy unless the express language of either policy states otherwise.

     9.   Damage or Destruction.
          ---------------------

          9.1  Partial Damages - Insured.  Subject to the provisions of
               -------------------------
Paragraph 7.1, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.3, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect. Notwithstanding the above, if Tenant is the Insuring Party, and if the insurance proceeds received by Landlord are not sufficient to effect such repair, Landlord shall give notice to Tenant of the amount required in addition to the insurance proceeds to effect such repair. Tenant may, at Tenant's option, contribute the required amount, but upon failure to do so within thirty (30) days following such notice, Landlord's sole remedy shall be, at Landlord's option and with no liability to Tenant, to cancel and terminate this Lease. If Tenant shall contribute such amount to Landlord within said thirty (30) day period, Landlord shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Tenant shall in no event have a right to reimbursement of any such amount so contributed.

          9.2  Damage - Uninsured.  In the event the Premises are damaged or
               ------------------
destroyed, other than by a negligent or willful act or omission of Tenant, by any casualty which is not covered by fire and extended coverage insurance maintained pursuant to Paragraph 8.3, then Landlord may, at Landlord's option, either (a) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or
(b) give written notice within sixty (60) days after the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of the damage. If Landlord does not give such notice within the time specified, Landlord shall be deemed to have elected to repair the Premises and, in such event, shall repair the damage as soon as reasonably possible.

          9.3  Substantial Damage to Other Portions of Building, Shopping Center
               -----------------------------------------------------------------
or Complex.  The provisions of Paragraphs 9.1 and 9.2 notwithstanding, in the
----------
event the Premises are part of a larger building, shopping center or complex and in the event such building, shopping center or complex is damaged from any cause and the amount of the loss exceeds twenty-five percent (25%) of the assessed value of the improvements which constitute the entire building, shopping center or complex, Landlord may, at Landlord's option, either (a) repair such damage as soon as reasonably possible, at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) give written notice within sixty
(60) days after the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of the damage. If Landlord does not give such notice within the time specified, Landlord shall be deemed to have elected to repair the Premises and, in such event, shall repair the damage as soon as reasonably possible. Landlord may exercise its right to cancel this Lease under this Paragraph 9.3 even if the Premises have suffered no damage and even if Landlord's loss is fully insured.

          9.4  Abatement of Rent.
               -----------------

               (a) If the Premises are partially destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is substantially impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

               (b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within one hundred twenty (120) days after such obligation shall accrue, Tenant may, at Tenant's option, cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Any abatement in rent shall be computed as provided in Paragraph 9.3(a).

     10.  Real Property Taxes.
          -------------------

          10.1 Payment of Real Property Taxes.  Tenant shall pay, as additional
               ------------------------------
rent, all real property taxes applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. If the real property taxes applicable to the Premises are not separately invoiced to Tenant, they shall be paid as provided in Paragraph 12 below. If Tenant is to pay real property taxes directly, Tenant shall promptly furnish Landlord with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of the time prior to or after expiration of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. If Tenant fails to pay any such taxes, Landlord shall have the right but not the obligation to pay same, in which case Tenant shall repay such amount to Landlord with Tenant's next rent installment together with interest at the rate specified in Paragraph 19.4.

          10.2 Definition of "Real Property Taxes".  As used herein, the term
               -----------------------------------
"real property taxes" shall include any form of assessment, license fee, tax on rent, levy, charge, penalty, or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including city, county, state or federal government (including the Environmental Protection Agency, the Department of Ecology or other similar governmental authority), or any school, agricultural, lighting, drainage or other improvement district thereof whether such tax is (a) upon, allocable to or measured by the area of the Premises or the rental payable, hereunder, including without limitation any gross income tax or excise tax levied by the state, any political subdivision thereof, city or federal government with respect to the receipt of such rental; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (c) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or (d) whether or not presently known customary or within the contemplation of the parties.

          10.3 Personal Property Taxes.
               -----------------------

               (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon leasehold improvements, fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. Tenant shall cause said leasehold improvements, trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

               (b) If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

     11.  Common Areas and Unsegregated Expenses.
          --------------------------------------

          11.1 Definitions.  The term "Common Areas" refers to all areas within
               -----------
the exterior boundaries of the Center (exclusive of building pads and/or footprint sites reserved for future buildings and the like included within the Center, if any, after the commencement of construction of leasehold improvements thereon) which are now or hereafter made available for general use, convenience and benefit of Tenant and other persons entitled to occupy space in the Center, which areas shall include but not be limited to roofs, parking areas, driveways, access and perimeter roads, entrances, retaining walls, loading docks, retention ponds, package pick-up stations, open or enclosed courts or malls, sidewalks, ramps, stairways, corridors, landscaped and planted areas, irrigation, drainage and sewer systems and facilities, wash rooms, comfort rooms, drinking fountains, toilets and other public facilities.

          11.2 Maintenance.  Landlord shall keep or cause to be kept the Common
               -----------
Areas in a neat, clean, and orderly condition, properly lighted and Landscaped, and shall repair any damage to the facilities thereof, but all expenses in connection with the Common Areas shall be charged and prorated in the manner hereinafter set forth. It is understood and agreed that the term "expenses in connection with the Common Areas" as used herein shall be construed to include, but not be limited to, all sums expended in connection with the Common Areas for all general maintenance and repairs, operation and replacement of the Common Areas, relocation of facilities, resurfacing, painting, striping, re-striping, cleaning, snow and or dust removal, sweeping and janitorial services, maintenance and repair of sidewalks, curbs and Center signs, Landscaping, irrigation or sprinkling systems, planting and landscaping; lighting and other utilities; directional signs and other markers and bumpers; all roof repairs and maintenance (including but not limited to, patching, resurfacing and preventative maintenance), painting or renovation of the exterior portion of all or any part of the improvements constructed on the Center; maintenance and repair of any fire protection systems, lighting systems, storm drainage systems and any other utility systems; all costs or expenses incurred by reason of any repairs or modifications to the Center and/or its improvements and/or for repair or installation of equipment for energy or safety purposes; personnel to implement such services, including management fees for administering and maintaining the property containing the premises and common areas, the cost of a maintenance supervisor and/or the cost of security guards (if any); all costs and expenses pertaining to a security alarm system for the tenants and/or the Center (if any); reserves the for maintenance and repair work and reserves for replacement of existing capital improvements in the Common Areas, which Tenant hereby authorizes Landlord to use as Landlord deems necessary; equipment, if rented; personal property taxes on the improvements located on the Common Areas; and commercial general liability, property damage and worker's compensation insurance covering the Common Areas I amounts as required by Landlord or Landlord's lender. Landlord may cause any or all of said services to be provided by an independent contractor or contractors or by an affiliate of Landlord, with the costs thereof to be included in the expenses in connection with the Common Areas.

          11.3  Tenant's Rights and Obligations.  Landlord hereby grants to
                -------------------------------
Tenant, during the term of this Lease, the license to use, for the benefit of Tenant and its officers, agents, employees, customers and invitees, in common with the others entitled to such use, the Common Areas as they from time to time exist, subject to the rights, powers, and privileges herein reserved to Landlord. Storage, either permanent or temporary, of materials, supplies or equipment in the Common Areas is strictly prohibited. Should Tenant violate this provision of the Lease, then in such event, Landlord may, at its option, either terminate this Lease, or without notice to Tenant, remove said materials, supplies or equipment from the Common Areas and place such items in storage, the cost thereof to be reimbursed by Tenant within ten (10) days from receipt of a statement submitted by Landlord. All subsequent costs in connection with the storage of said items shall be paid to Landlord by Tenant as accrued. Failure of Tenant to pay these charges within ten (10) days from receipt of statement shall constitute a breach of this Lease. Tenant and its officers, agents, employees, customers and invitees shall park their motor vehicles only in areas as designated from time to time by Landlord for that purpose. Within five (5) days after a request from Landlord, Tenant shall furnish to Landlord a list of the license numbers assigned to its motor vehicles, and those of its officers, agents, and employees. Tenant shall not at any time park or permit the parking of motor vehicles belonging to it or to others, so as to interfere with the pedestrian walkways, sidewalks, roadways, and loading areas, or in any portion of the parking areas not designated by Landlord for such use by Tenant. Tenant agrees that receiving and shipping goods and merchandise and all removal of refuse shall be made only by way of the loading areas constituting part of the Premises. Tenant shall repair, at its cost, all deterioration or damages to the Common Areas occasioned by its lack of ordinary care or that of its employees, agents or invitees.

          11.4  Construction.  Landlord, shall have the right to make reasonable
                ------------
use of the Common Areas, while constructing improvements or making repairs or alterations to the Premises or to other portions of the Landlord's land and improvements.

     12.  Adjustments to Rent.  Tenant shall pay to Landlord upon demand, as
          -------------------
additional rent, its share of the expenses and charges ("adjustments") described in subparagraphs (a)-(d) below.

                (a) All real estate taxes and insurance premiums applicable to the land and improvements containing the Premises and the Common Areas. Real estate taxes shall include all items referenced in Paragraph 10.2, above. Insurance premiums shall include all insurance premiums for the insurance referenced in Paragraph 8, above, and any other insurance that Landlord deems necessary.

                (b) All costs to paint, clean, maintain, and repair the land and improvements in which the Premises are located and the Common Areas, (as provided for in paragraph 11 above).

                (c) All costs to supervise, manage, and administer the property containing the premises and Common Areas, if any, including general administration fee equal to 15% of the total of Common Area maintenance charges, accounting fees and property management fees (the property management fees shall in no event exceed five percent (5%) of the gross rentals on the Premises).
Said costs shall include such fees as may be paid to a third party in connection with same.

                (d) Any other unsegregated or unallocated expenses related to the use, occupancy and operation of the Premises and the Common Areas, such as utility and HVAC charges, parking charges, utilities charges and surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority.

     Upon commencement of the lease term, Landlord shall submit to Tenant a statement of the anticipated monthly adjustments to rent for the period between commencement of the Lease and the following January, and Tenant shall pay same and all subsequent monthly adjustments concurrently with the payment of minimum rent. Tenant shall continue to pay said monthly adjustments until notified by Landlord of a change thereof. By March 1 of each year, Landlord shall endeavor to give Tenant a statement showing the total adjustments for the Premises for the prior calendar year and Tenant's allocable share thereof, prorated from the commencement of the Lease. In the event the total of the monthly adjustments which Tenant has made for the prior calendar years is less than the Tenant's actual share of such adjustments, then Tenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Landlord and shall concurrently pay the difference in monthly adjustments made in the then calendar year and the amount of monthly adjustments which are then calculated as monthly adjustments based on the prior year's experience. Any overpayment by Tenant shall be credited towards the monthly adjustments next coming due. The anticipated monthly adjustments to rent for the then current year shall be based on the actual monthly adjustments for the prior year increased by any additional expenses and charges anticipated by Landlord for the current year, with actual determination of such adjustments following each calendar year end, as above provided; that Landlord may, at its option, establish reasonable reserves for the significant periodic maintenance expenses, including, but not limited to, exterior painting, resurfacing of parking areas, driveways, and sidewalks and periodic roof maintenance (such as roof maintenance coatings) and may include a reasonable contribution to such reserves in the anticipated monthly adjustments to rent submitted to Tenant.

     Even though the lease term has expired and Tenant has vacated the Premises when the final determination is made of Tenant's share of said adjustments for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated adjustments previously paid and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant.

     Tenant's share of the above referenced expenses and charges shall be determined based on the ratio between the total square footage of the Premises and the total square footage of the building or buildings constituting the building, shopping center or complex of which the Premises are a part, exclusive of the square footage of the designated Common Areas within the building, shopping center or complex. If the premises are occupied by a single tenant, than 100% of all costs identified in paragraphs 11 and 12 shall be allocated to the Tenant. Provided, however, that Landlord shall have the right, in its sole discretion, to adjust Tenant's share of any expense or charge, where appropriate, to reflect Tenant's actual usage. If any tenant pays real estate taxes or its share of any other such expenses or charges, directly or is an Insuring Party, the premises of any such tenant and the amount paid directly by such tenant shall not be included in the calculation to apportion that particular item of expense or charge among the other tenants.

          (e)  Tenant's estimated costs of adjustments. Tenant's estimated
               ---------------------------------------
monthly charge for adjustments at the commencement of the lease is $974.00.
                                                                   -------
Landlord hereby acknowledges receipt of $974.00, which is credited to the first
                                        -------
month payment of adjustments.

     13.  Utilities.  Tenant shall pay, prior to delinquency, all charges for
          ---------
water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay its share of all charges jointly metered with other premises, as provided in Paragraph 12, above.

     14.  Assignment and Subletting.
          -------------------------

          14.1 Landlord's Consent Required.  Tenant shall not, voluntarily or by
               ---------------------------
operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonably withhold. In no event, however, may Tenant assign or otherwise transfer Tenant's interest in this Lease to another tenant within the building, shopping center or complex in which the Premises are located. Further, in the event Landlord gives consent to an assignment or sublease of Tenant's interest, all consideration paid, either directly or indirectly, by the assignee or sublessee to Tenant in excess of the rent and other payments to Landlord provided herein, shall inure to the benefit of Landlord. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without consent shall be void and shall constitute a breach of this Lease. Any transfer of Tenant's interest in this Lease or in the Premises from Tenant by merger, consolidation, or liquidation, or by any subsequent change in the ownership of thirty percent (30%) or more of the capital stock of Tenant or thirty percent (30%) or more partnership interest of Tenant shall be deemed a prohibited assignment within the meaning of this Paragraph 14. No option to extend, if any, may be assigned by Tenant and no subtenant shall have any right to exercise any such option.

          14.2 No Release of Tenant.  Regardless of Landlord's consent, no
               --------------------
subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver of by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

          14.3  Assignment Fee.  In the event that Landlord shall consent to a
                --------------
sublease or assignment under Paragraph 14.1, Tenant shall pay Landlord a reasonable fee, not to exceed Three Hundred and NO/100 Dollars ($300.00),
                              ------------------------         ---------
incurred in connection with giving such consent.

          14.4  Assignment by Landlord.  Landlord shall be permitted freely to
                ----------------------
assign all of its rights and obligations hereunder, and upon such assignment of its rights and obligations, Landlord shall no longer be liable under this Lease. Tenant hereby agrees to attorn to any assignee of Landlord's interest hereunder, whether such assignment is voluntary or by operation of law.

     15.  Restrictions on Tenant; Hazardous Substances.
          --------------------------------------------

          15.1 Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Tenant, Tenant's agents, employees, contractors or invitees, without first obtaining Landlord's written consent, which may be withheld at the Landlord's sole and absolute discretion. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises, or if the Premises become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify, defend, and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises or the building(s) of which they are a part, damages because of adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys', consultants', and experts' fees) arising during or after the lease term and arising as a result of such contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state or local agency or political subdivision. In addition, if Tenant causes or permits the presence of any Hazardous Substance on the Premises and this results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing before the presence of any such Hazardous Substance on the Premises, provided, however, that Tenant shall first obtain Landlord's approval for any such remedial action.

          15.2 As used herein, "Hazardous Substance" means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the State of Washington, or the United States government.
"Hazardous Substance" includes any and all material or substances which are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance," pursuant to state, federal, or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorinated biphenyls ("PCBs"), and petroleum.

     16.  Compliance With ADA.  "ADA" means the Americans with Disabilities Act
          -------------------
of 1990. Landlord makes no representations to Tenant as to whether the Premises conform to any or all requirements of ADA. Tenant represents and warrants to the Landlord that Tenant will not cause nor permit any activities on the property which directly or indirectly could result in a violation of ADA with respect to the Premises. Tenant will indemnify and hold Landlord harmless from and against any and all claims, costs, liabilities, and penalties arising directly or indirectly from or out of, or in any way connected with compliance with the ADA or violations of the ADA, relating to the Premises.

     17.  Default; Remedies.
          -----------------

          17.1  Default.  The occurrence of any one or more of the following
                -------
events shall constitute a default and breach of this Lease by Tenant:

                (a) The vacation or abandonment of the Premises by Tenant.

                (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due.

                (c) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than described in Paragraph (b), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (d) The making by Tenant of any general assignment, or general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within (30) days.

          17.2  Remedies.  In the event of any such default or breach by Tenant,
                --------
Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

                (a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession, irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects to not terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

                (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, without limitation thereto, the following:

                    (i)    The cost of receiving possession of the Premises;

                    (ii) The expenses of re-letting, including necessary renovation and alteration of the Premises;

                    (iii) Reasonable attorneys' fees, any real estate commission actually paid, and that portion of the leasing commission, if any, paid by Landlord applicable to the unexpired term of this Lease;

                    (iv) The worth at the time of award of any unpaid rent which had been earned at the time of such
                                                 -------------------
                           termination;
                           -----------

                    (v) The worth at the time of award of the amount by which the unpaid rent which would have been earned after
                                                                         -----
                           termination until the time of award exceeds the
                           -----------------------------------
                           amount of such rental loss that is proved could have been reasonably avoided;

                    (vi) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the
                                                                       ---------
                           time of award exceeds the amount of such rental loss
                           -------------
                           that is proved could be reasonably avoided;

                    (vii) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom;

                    (viii) Any free rent, rental abatement, or any other form
                           of rent concession granted to the Tenant.

                    (ix) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law.

     Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations, or modification to the Premises, which Landlord in its sole discretion deems are reasonable and necessary. As used in subparagraph
(iv), above, the "worth at the time of award" is computed by allowing interest at the rate of eight percent (8%) per annum from the date of default. As used in subparagraphs (v) and (vi) the "worth at the time of award" is computed by discounting such amount at the discount rate of eight percent (8%). The term "rent", as used in this Paragraph 17.2 shall be deemed to be and to mean the rent to be paid pursuant to Paragraph 4 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

     Unpaid installments of rent or other sums shall bear interest from the date due at the rate of Twelve percent (12%) per annum.
                   -------        -----

          17.3  Late Charges.  Tenant hereby acknowledges that late payment by
                ------------
Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the term of any mortgage or trust deed covering the Premises. Accordingly, if any installments of rent or any other sums due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after that said amount is due, then Tenant shall pay to Landlord a late charge of Ten
                                                                            ---
percent (10%) of such overdue amount.  In no event shall any late charge be
         --
required in violation of any law. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur, in excess of interest charged by Landlord, by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          17.4  Default by Landlord.  Landlord shall not be in default unless
                -------------------
Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises, where name and address shall have theretofore been furnished to Tenant in writing, specifying that the Landlord has failed to perform such obligation; provided, however, that if the nature of the Landlord's obligation is such that more than thirty (30) days are required for performance, then landlord shall not be in default if Landlord commences performances within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

          17.5  Cure by Landlord.  Landlord, at any time after Tenant commits
                ----------------
a default, may cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord at the time the sum is paid shall be due immediately from Tenant to Landlord, and if paid at a later date shall bear interest at the rate specified in Paragraph 19.4, below, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest, shall be deemed additional rent hereunder.

     18.  Condemnation.  If the Premises or any portion thereof are taken
          ------------
under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty-five percent (25%) of the floor area of any building on the Premises, or more than twenty-five percent (25%) of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking, or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession.

     If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rental shall be reduced in proportion to the floor area of the buildings taken within the Premises as bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated, then Landlord agrees, at Landlord's sole cost, as soon as reasonably possible, to restore the Premises to a complete unit of like quality and character as existed prior to the condemnation. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property.

     19.  General Provisions.
          ------------------

          19.1  Estoppel Certificate.
                --------------------

                (a) Tenant shall, at any time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

                 (b) Tenant's failure to deliver such statement within such time period shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than one (1) month's rent has been paid in advance.

                 (c) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three (3) years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

          19.2   Landlord; Transfer of Landlord's Interest.  The term "Landlord"
                 -----------------------------------------
as used herein shall mean only the owner or owners at the time in question of the fee title, vendee's interest under a real estate contract, or a tenant's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Landlord herein named (and in cases of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject to the limitation set forth above, be binding upon Landlord's successors and assigns, only during their respective periods of ownership.

          19.3   Severability.  The invalidity of any provision of this Lease,
                 ------------
as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

          19.4   Interest on Past Due Obligations.  Except as otherwise
                 --------------------------------
expressly provided herein, any amount due to Landlord not paid when due shall bear interest at Twelve percent (12%) per annum from the due date. Payment of
                 ------          ---
such interest shall not excuse or cure any default by Tenant under this Lease.

          19.5   Time of Essence.  Time is of the essence.
                 ---------------

          19.6   Captions; Exhibits; Attachments; Terms.
                 --------------------------------------

                 (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any paragraph of this Lease.

                 (b) The exhibits, addenda and schedules, if any, attached hereto are deemed by attachment to constitute part of this Lease and are incorporated herein.

                 (c) The words "Landlord" and "Tenant", as used herein, shall include the plural as well as the singular. Words used in neutral gender include the masculine and feminine and words in the masculine or feminine gender include the other gender and the neutral. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several. If the Tenants are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property.

          19.7   Incorporation of Prior Agreement; Amendments.  This Lease
                 --------------------------------------------
contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

          19.8   Waivers.  No waiver by Landlord of any provision hereof shall
                 -------
be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

          19.9   Recording.  Tenant shall not record this Lease without
                 ---------
Landlord's prior written consent, and such recordation shall, at the option of the Landlord, constitute a non-curable default of Tenant hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

          19.10  Holding Over.  If Tenant remains in possession of the Premises
                 ------------
or any part thereof after the expiration of the term hereof without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a monthly rental equal to two hundred percent (200%) of the last monthly rental plus all other charges payable hereunder, and upon the terms hereof applicable to month-to-month tenancy.

          19.11  Cumulative Remedies.  No remedy or election hereunder shall be
                 -------------------
deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

          19.12  Covenants and Conditions.  Each provision of this Lease
                 ------------------------
performable by Tenant shall be deemed both a covenant and a condition.

          19.13  Binding Effect; Choice of Law. Subject to any provisions hereof
                 -----------------------------
restricting assignment or subletting by Tenant and subject to the provisions of Paragraph 14.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the state where the Premises are located.

          19.14  Subordination.
                 -------------

                 (a) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, considerations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease, or the date of recording thereof.

                 (b) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to do so.

          19.15  Landlord's Option to Relocate Tenant.  Landlord shall have the
                 ------------------------------------
option, at any time, to relocate Tenant, upon not less than sixty (60) days advance written notice by Landlord to Tenant, to any other location on the property of which the Premises are located so long as the square footage of the Premises leased hereunder is not reduced. Rent shall not be changed because of the relocation of Tenant notwithstanding any increase in the square footage of the Premises to which Tenant is relocated unless the increase in square footage is caused by Tenant's request for additional space. In the event Landlord gives Tenant written notice of the relocation of Tenant after Tenant and Landlord have commenced or completed the approved installation of partitioning or other improvements, Landlord shall furnish Tenant with similar partitioning or other improvements of equal quality in the Premises to which Tenant is relocated. Landlord shall pay expenses associated with relocation of existing telephones, existing office furniture, and existing equipment.

          19.16  Costs of Suit.  If Tenant or Landlord brings any action for any
                 -------------
relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, and including any suit or action while either the Landlord or Tenant is in bankruptcy, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

          19.17  Hold Harmless.  Should Landlord, without fault on Landlord's
                 -------------
part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation. The parties hereto agree that the provisions of this paragraph shall also apply if either the Landlord or the Tenant is in bankruptcy.

          19.18  Landlord's Access.  Landlord and Landlord's agents shall have
                 -----------------
the right to enter the Premises at
reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs, and Landlord may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary signs, all without reduction or rebate of rent or liability to Tenant.

          19.19  Signs and Auctions.  Tenant shall not place any signs or
                 ------------------
symbols in the windows or doors of the Premises, or upon any exterior part of the building or the real property without Landlord's prior written consent. Any signs so placed shall be so placed upon the understanding and agreement that Tenant will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Tenant then Landlord may have same so removed at Tenant's expense. Tenant shall not place any auction sign upon the Premises or conduct any auction thereon without Landlord's prior written consent.

          19.20  Merger.  The voluntary or other surrender of this Lease by
                 ------
Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

          19.21  Corporate Authority.  If Tenant is a corporation, each
                 -------------------
individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          19.22  Landlord's Liability.  If Landlord is a partnership, the
                 --------------------
liability of the partners of Landlord pursuant to this Lease shall be limited to assets of the partnership, and Tenant, its successors and assigns, hereby waive all rights to proceed against any of the partners, or the officers, shareholders, or directors of any corporate partner of Landlord, except to the extent of their interest in the assets of the partnership. As used in this paragraph, the term "Landlord" shall mean only the owner or owners at the time in question of the fee title, vendee's interest under a real estate contract, or its interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, the Landlord named herein (and in cases of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer from any further obligations hereunder; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee.

          19.23  Financing.  Tenant shall not execute any document, including
                 ---------
without limitation security agreements and/or financial statements covering fixtures installed by Tenant, purporting to affect the Premises or any other property of which the Premises are a part, any financial statement, without prior written consent of Landlord, which may be withheld or conditioned in Landlord's sole discretion.

          19.24  Prorations.  All prorations shall be on the basis of a thirty
                 ----------
(30) day month.

     20.  Performance Bond.  At any time, Tenant either desires to or is
          ----------------
required to make any repairs, alterations, additions, improvements or utility installations thereon, pursuant to Paragraphs 7.5 and 9.2 herein or otherwise, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

     21.  Notices.  Wherever under this Lease provision is made for any
          -------
demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and it shall be deemed delivered when served personally or forty-eight (48) hours after being deposited in the United States mail, certified or registered, postage prepaid, addressed to the address set forth below or alternate addresses as specified by the parties from time to time:

          21.1   To Landlord:
                 -----------

                 c/o Rosen Properties
                 P.O. Box 5003
                 Bellevue, Washington 98009

          21.2   To Tenant:
                 ---------

                     At leased premises
                 --------------------------
                 __________________________
                 __________________________


     22.  Prior Leasing.  This Agreement is an offer to lease and is not a
          -------------
binding agreement until executed by both the Landlord and the Tenant. The Landlord is under no obligation to execute this document and all space in the property is subject to prior leasing by other tenants.

     23.  Special Paragraphs.  The following numbered paragraphs are made a
          ------------------
part hereof, and appear below or are shown in Exhibits "A" through "E"
                                                        -           -
attached hereto.

     24.  Acknowledgment.  The failure to properly acknowledge this Lease
          --------------
shall not be a defense to any terms or conditions of the Lease; any such rights of Tenant are expressly waived and released for and in consideration of the terms set forth herein.

     The parties hereto have executed this Lease at the place and on the date specified immediately adjacent to their respective signatures.

                            LANDLORD: Kirkland Commerce Center Associates, a Washington Tenancy in Common
                                      -------------------------------------------------------------------

Dated:__________________    By:_____________________________________________________________________
                                                             Stan Rosen
                            Its:                     Managing Tenant in Common
                                 -------------------------------------------------------------------

                            TENANT:        Universal Ice Blast, a Nevada Corporation
                                   -----------------------------------------------------------------

Dated:__________________    By:_____________________________________________________________________
                                                             Roy Clarke
                            Its:                       Chief Executive Officer
                                --------------------------------------------------------------------

                                  EXHIBIT "C"

                              RULES & REGULATIONS

1. Any directory provided by Landlord for the building will be for the display of the name and location of Tenants, and Landlord reserves the right to exclude any other names.

2. Tenant shall not place any new or additional locks on any doors of the Premises or re-key any existing locks without the consent of Landlord.

3. Landlord reserves the right to exclude or expel from the common areas any person who, in the judgment of Landlord, is intoxicated, under the influence of drugs or who shall in any manner violate any of the rules and regulations.

4. Tenant shall not do or permit to be done within the Premises anything that would unreasonably annoy or interfere with the rights of other tenants of the building.

5. Tenant shall not permit its employees or invitees to loiter in or about the common areas, or to obstruct any of the parking, truck maneuvering or other common areas, or to place, empty or throw any rubbish, litter, trash or material of any nature upon any common area.

6. No storage of materials, equipment or property of any kind is permitted outside the Premises and Landlord may remove any such property at Tenant's risk and expense.

7. Tenant shall not make or permit any use of the Premises which may be dangerous to life, limb, or property or any noise, odor or vibrations to emit from the Premises which are objectionable to the Landlord or other occupants of the Building; or to create, maintain or permit a nuisance of any violation of any regulation of any governmental agency thereon.

8. Tenant shall not commit or permit to be committed any waste, damage or injury to the Premises, the building or parking, loading and other common areas adjoining and shall promptly repair the same at its expense.

9. Tenant understands that any equipment required for maintenance of the Premises is Tenant's responsibility and that Landlord has no equipment available for Tenant's use thereof, e.g., ladders or lifts for relamping, etc.

10. Tenant shall use the Premises and shall operate its equipment on the Premises in a safe and prudent manner, and any damage or cracks occurring in the floor of the Premises shall be promptly repaired by Tenant at its expense.

11.  Tenant shall not, at any time, display a "For Rent" sign upon the Premises.

12. Tenant shall be responsible for keeping a copy of the lease and Landlord's current rules and regulations upon the Premises.

13. Tenant agrees to cause its employees to park only in such areas as may be designated by Landlord from time-to-time, for employee parking.

14. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective and economical use of utilities service as may be provided to the building by Landlord.

15. Tenant shall keep Landlord advised of the current telephone numbers of Tenant's employees who may be contacted in an emergency, i.e., fire, break-in, vandalism, etc. If Landlord shall deem it necessary to respond to such emergency in Tenant's behalf, Tenant shall pay all costs incurred for services ordered by Landlord to secure or otherwise protect the Premises and the contents thereof, including a premium charge for any time spent by Landlord's employees in responding to such emergency.

                                   EXHIBIT D
                                           -

Tenant shall accept the premises in "as is" condition and shall be responsible for additional improvements at its sole cost and expense.

EXHIBIT  E

                               PERSONAL GUARANTY


     This Guaranty made this  5/th/ day of March, 2001, by Roy Clarke (the
                              ---         ------  ----     ----------
"Guarantor").

                                   RECITALS
                                   --------

     Landlord has leased to Tenant that certain property described in the lease of even date to which this Guaranty is attached.

     This Guaranty is entered into by Guarantor(s) pursuant to said lease and to satisfy one of the conditions therein.

                                   GUARANTY
                                   --------

     In consideration of the mutual covenants and agreements hereinafter set forth, including the Lease referred to above, it is agreed as follows:

     1. Guarantee Obligation of Guarantor(s): Guarantor(s) covenants and agrees as follows:

          A. Guarantor(s) absolutely and unconditionally, jointly and severally, and on behalf of his marital community if married, guarantees all of the obligations of the Tenant contained in said Lease, including payment of said rent when due, together with the other obligations as set forth therein, to the Landlord, including delegations pertaining to all options, extensions or expansions of said Lease.

          B. Landlord shall not be bound to exhaust its recourse or to take any action against the Tenant or the leased premises or collateral before being entitled to payment by the Guarantor(s) or before requiring the Guarantor(s) to perform the obligations of the Tenant under the terms of said Lease. The Guarantor(s) waives notice of (1) acceptance of this Guaranty by Landlord; (2) failure by the Tenant to perform the obligations under the terms of the lease when due; and (3) demand, presentment of notice of dishonor or protest.

     2. This Agreement shall inure to the benefit of and be binding upon the parties, hereto, their successors, heirs, personal representatives and assigns.

     3. All notices, requests, demands and other communications which are required or may be given under this agreement shall be in writing and shall deemed to have been duly given if delivered personally or sent by certified mail, return receipt requested, to the name and addresses given in the lease.

     4. This Agreement and the legal relations between the parties hereto shall be governed by and in accordance with the laws of the State of Washington.

     5. In any action or proceeding brought by any party against the other, the prevailing party shall in addition to all allowable costs to entitled to an award of attorney's fees and costs.

     IN WITNESS WHEREOF, the Guarantor(s) has executed this Guaranty as of the day and year first written above.


Guarantor:____________________
             Roy Clarke

Telephone:____________________

Address:______________________

        ______________________

Social Security #:____________

TENANCY-IN-COMMON ACKNOWLEDGMENT:
State of   Washington )
         -------------
                          ) ss.
County of  King       )
          ------------

     On this _________ day of ____________________________, 2001  before me
                                                              --
personally appeared Stanley G. Rosen to me known to be the managing tenant-in-
                    ----------------
common of Kirkland Commerce Center Associates the tenancy-in-common that
          -----------------------------------
executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said tenancy-in-common, for the uses and purposes therein mentioned, and on oath stated that he is authorized to sign on
                                                    --
behalf of the tenancy-in-common.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year first written above.

                    Signature:           _______________________________________
                    Print Name:          _______________________________________
                                                    Notary Public in and for the
(Seal)                            State of______________________________________
                                  Residing in___________________________________
                                  My appointment expires________________________


CORPORATE ACKNOWLEDGMENT:
State of ____________)
                          )ss.
County of ___________)

     On this _________ day of ____________________, 2001 before me personally
                                                      --
appeared _______________ known to be the ____________ of the corporation that the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year first written above.

                    Signature:           _______________________________________
                    Print Name:          _______________________________________
                                                    Notary Public in and for the
(Seal)                            State of______________________________________
                                  Residing in___________________________________
                                My appointment expires__________________________